UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2023

Cryomass Technologies Inc
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1001 Bannock St Suite 612, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Andina Gold Corp.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 5, 2023, Cryomass Technologies Inc (‘Company”) received formal notice that the Company’s independent auditors, Macias Gini & O’Connell LLP (“MGO”) had made the decision to resign as Company’s independent accountants effective December 5, 2023. On December 6, 2023, the Board of Directors voted unanimously to accept the resignation.

MGO served as the Company’s auditor since April 3, 2023, without ever reporting on the financial statements of the Company

Since MGO’s appointment on April 3, 2023, and though the date of resignation, December 5, 2023, there have been no disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MGO, would have caused them to make reference thereto in their report on the financial statements.

During the entire period of time MGO acted as independent auditors for the Company there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company’s financial statements for the quarters ending June 30, 2023, and September 30, 2023, included in the Company’s Quarterly Reports on Form 10-Q for the quarters ending June 30, 2023 and September 30, 2023, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. The reports included an explanatory paragraph regarding the Company’s ability to continue as a going concern.

We have provided MGO a copy of the disclosure made in response to this Item 4.01 and have requested that MGO provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT 16.1	Letter from Macias Gini & O’Connell LLP to SEC dated December 7, 2023

EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for the Company, including statements about Company’s future expectations, beliefs, goals, plans, or prospects, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Company’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Company’s ability to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Company makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: December 7, 2023

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